UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2005

    ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

11425 West Lake Park Drive, Suite 900 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 20, 2005, the Board of Directors established director compensation for fiscal 2006.  Directors will receive $18,000 and options for 6,000 shares, to be issued in December 2005.  Audit committee members will receive an additional $6,000 ($8,000 for the chairman) and compensation committee members an additional $2,500.  Any director who fails to attend at least 75% of the combined number of the meetings of the Board and committees on which such director served, and fails to attend in person at least 75% of the in person Board meetings, may forfeit some or all of the compensation, as the Board may in its discretion determine.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 21, 2005

ARI NETWORK SERVICES, INC.

By:  /s/ Brian E. Dearing

Brian E. Dearing

Chairman and Chief Executive Officer

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